EXHIBIT 10.4


                                    AGREEMENT


         THIS AGREEMENT is made this 25th day of July, 2004 by and between Integritas Inc., a Nevada corporation having its principal office at: 3601 Minnesota Dr. Suite 800 Edina, Mn.55435 (hereinafter "INTEGRITAS") and: Source Direct Holdings, Inc. a Nevada corporation having its principal offices at: 2345 Woodruff Avenue Idaho Falls, ID 83401 (hereinafter referred to as "SOURCE").

         WHEREAS, at the request of SOURCE, INTEGRITAS has performed and provided various goods, services, expertise and advice for the benefit of SOURCE; and

         WHEREAS, SOURCE wishes to compensate INTEGRITAS for its efforts and also wishes to engage INTEGRITAS for ongoing services;

         NOW   THEREFORE,    based   upon   their   respective    promises   and
representations, the parties agree as follows:

         1. Services Rendered: At the request of SOURCE, Integritas has provided goods, services, expertise and advice to SOURCE. These goods, services, expertise and advice include, but are not limited to:

                a)   attending various meetings and conferences;
                b)   advising   on   potential    marketing   and   distribution
                     opportunities;
                c)   creative input,
                d)   compliance issues
                f)   other activities as requested from time to time by SOURCE.

         2. Compensation: As full and complete compensation for services performed, supplied and rendered, SOURCE shall issue to INTEGRITAS 1,000,000 (one million) common shares of SOURCE stock (trading symbol OTCBB: SDRT). Upon payment to INTEGRITAS, the shares shall be considered duly issued and authorized, fully paid and non-assessable by others.

         A. Registration of Resale of Shares: SOURCE shall, as expeditiously as reasonably possible, prepare and file with the U.S. Securities and Exchange Commission (the "Commission") a registration statement (the "Registration Statement") covering the resale of the shares issued in connection with this Agreement as well as any shares issuable upon exercise of the options described herein (collectively, the "Registrable Securities") on such form as is appropriate and is available to SOURCE at the time of filing. SOURCE shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the date which is three years after the date that such Registration Statement is declared effective by the Commission or such earlier date when all Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to SOURCE pursuant to a written opinion letter to such effect, addressed and acceptable to SOURCE's transfer agent (the "Effectiveness Period"). INTEGRITAS agrees to notify SOURCE within three days after the sale of all Registrable Securities held by INTEGRITAS.

         B. Share Certificate Legends: INTEGRITAS agrees to the imprinting, so long as is required by this Agreement, of the following legend on the
         Shares:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

         C. Option Certificate Legends: INTEGRITAS agrees to the imprinting, so long as is required by this Agreement, of the following legend on the
         Options:

         NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

         3. Continuing Relationship: SOURCE wishes for INTEGRITAS to continue to provide goods, services, expertise and advice on an ongoing basis. Subject to the terms and conditions of this Agreement, INTEGRITAS has agreed to do so.

         4. Expenses: Any expenses heretofore incurred by INTEGRITAS in the course of its efforts on behalf of SOURCE, shall be the sole responsibility of INTEGRITAS. Neither party shall henceforth incur expense chargeable to the other without first obtaining written permission.

         5. Additional Compensation: As an inducement, INTEGRITAS has entered into this agreement and accept the compensation set forth in Paragraph 2 hereof, SOURCE shall issue to INTEGRITAS, and or its assigns, an option for the purchase of 1,500,000 (One million five hundred thousand) common shares of SOURCE (OTCBB:
SDRT) This option may be exercised anytime, in whole or in part, within three years from the date of issuance. This option is redeemable at a strike price of $0.125 per share.

          6.  Representation and Warranties of INTEGRITAS:

                A. Sole Party in Interest: INTEGRITAS represents that it is the sole and true party in interest, and no other person or entity has or will have upon the issuance of the Shares any beneficial ownership interest in the Shares or any portion of the Shares, whether direct or indirect.

                B. Investment Purpose: INTEGRITAS represents that it is acquiring the Shares for its own account and for investment purposes and not on behalf of any other person or entity or for or with a view to resale or distribution.

                C. Knowledge and Experience: INTEGRITAS has been advised, to the INTEGRITAS' satisfaction and understanding, with respect to the advisability of an investment in SOURCE and the Shares. INTEGRITAS is experienced in evaluating and making speculative investments, and has the capacity to protect its interests in connection with the acquisition of the Shares. INTEGRITAS has such knowledge and experience in financial and business matters in general, and investments in the cleaning product industry in particular, that INTEGRITAS is capable of evaluating the merits and risks of INTEGRITAS' investment in SOURCE. INTEGRITAS has been informed that an investment in SOURCE is speculative and have concluded that INTEGRITAS' proposed investment is appropriate in light of its overall investment objectives and financial situation.

                D.   Investment   Advisors:   INTEGRITAS   represents   that  no
         investment advisor or purchaser representative has been consulted or retained in connection with INTEGRITAS' decision to invest in SOURCE. INTEGRITAS represents that no finder or underwriter has been involved, no representations or warranties have been made to INTEGRITAS about SOURCE, and INTEGRITAS has not acted as finder, underwriter, broker, dealer or promoter.

                E. Disclosure, Access to Information: INTEGRITAS confirms that it has received and thoroughly read and is familiar with and understands this Agreement, and that all documents, records, books and other information pertaining to INTEGRITAS' investment in SOURCE requested by INTEGRITAS have been made available for inspection and copying and that there are no additional materials or documents that have been requested by INTEGRITAS that have not been made available by SOURCE. INTEGRITAS further acknowledges it has had an opportunity to ask questions of and receive answers from SOURCE'S representatives, and that any decision not to ask questions of SOURCE'S representatives was a conscious decision on INTEGRITAS part and reflects INTEGRITAS' belief that no additional information is necessary in order to make an informed decision about investing in SOURCE.

                F. Exclusive Reliance on this Agreement: In making the decision to purchase the Shares, INTEGRITAS has relied exclusively upon information included in this Agreement, and investigations made by INTEGRITAS, and not on any other representations, promises, or information, whether written or verbal, by any person.

         7. Representations and Warranties of SOURCE: INTEGRITAS has relied upon
the  following  specific   representations  of  SOURCE  in  entering  into  this
Agreement:

                A. Required Reporting: SOURCE will prepare and file all required reports with the Securities and Exchange Commission (the "SEC") and such other necessary and appropriate agencies, and in conformity with the requirements of the Securities Act of 1933, as amended (the "ACT") and the rules and regulations ("Rules and
         Regulations) promulgated thereunder, and SOURCE shall deliver to INTEGRITAS such documents and additional amendments thereto that it shall file, including, but not limited to all amendments, 10K's, 10Q's, 8K's and all other material reports and letters filed with the Securities and Exchange Commission (SEC) or National Association Of Securities Dealers (NASD).

                B. Accuracy of Reports: The SEC has not issued any order preventing or suspending the sale of SOURCE's Common Stock. SOURCE represents that each filing/report has conformed in all material respects with the requirements of the Act and the applicable rules and regulations promulgated thereunder and to the best of SOURCE's knowledge has not and will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

                C. No Defaults: SOURCE is not in any default which has not been waived in the performance of any obligation, agreement or condition contained in any security, note, or the consummation of the transactions herein contemplated, and compliance with the terms of this Agreement will not conflict with, or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, the Articles of Incorporation, as amended, or by-laws of SOURCE, any note, indenture, mortgage, deed of trust, or other agreement or instrument to which SOURCE is a party or by which it or any of its property is bound, or any existing law, order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality, agency or body, arbitration tribunal or court, domestic or foreign, having jurisdiction over SOURCE or its property. The consent, approval, authorization, or order of any court or governmental instrumentality, agency or body is not required for the consummation of the transactions herein contemplated.

                D. Incorporation and Standing: SOURCE is duly incorporated, validly existing and in good standing under the laws of the state or country of its incorporation with authorized and outstanding capital stock as set forth in its SEC filings, and has full power and authority (corporate or other) to own its property and conduct its business, present and proposed, as described in its business plan or its recent SEC filings; SOURCE has full power and authority to enter into this Agreement; and SOURCE is duly qualified and in good standing as a foreign corporation in each jurisdiction in which it owns or leases real property or transacts business requiring such qualifications, if any.

                E. Litigation: Except as set forth in SOURCE SEC filings, there is and shall be no actions, suits or proceedings before any court or governmental agency, authority or body pending or to the knowledge of the SOURCE threatened which might result in judgments against SOURCE not adequately covered by insurance or which collectively might result in any material adverse change in the condition (financial or otherwise) of the business or the prospect of SOURCE, or would materially affect the properties or assets of SOURCE.

                F.   Warranty  that  Agreement  Does  Not  Contemplate   Corrupt
         Practices: SOURCE represents and warrants that all payments and authorizations under this Agreement constitute compensation for services performed or to be performed and do not constitute an offer, payment, promise or authorization for payment of any money or gift to any official or other person to influence any act or decision of an official or person to induce such official or person to affect or influence any act or decision in favor of SOURCE.

         8. Financial Statements: SOURCE, at its own expense will prepare, file and update such financial statements and other information as may be required by the SEC or States in which the sale of SOURCE's Common Stock may be qualified.

         9. Compliance with Applicable Laws: SOURCE has complied and will continue to comply with all applicable laws, statutes, rules, regulations and orders relating to the operation of its business and the issuance, sale and market of its securities, which the failure to comply with would result in a material adverse effect on SOURCE's business or financial condition.

         10. Indemnification: SOURCE, for good and valuable consideration, the receipt of which is hereby acknowledged, undertakes and agrees to indemnify and hold INTEGRITAS from and against any in respect of any liability, damage, loss or expense to INTEGRITAS from (a) the inaccuracy or omission of any information, representation or warranty made to INTEGRITAS and/or contained in any materials distributed and/or advertised to the public and/or filed with any governmental or regulatory authority or agency; (b) any inaccuracy or omission in the financial statements, documents or materials of SOURCE to be filed with any governmental or regulatory authority or agency and/or distributed to the public and of shareholder interest; (c) any failure of SOURCE to discharge any duty or perform any obligation required of it under (I) any rules, statutes and regulations enacted and/or enforced by any governmental or regulatory authority or agency, (ii) any representation, undertaking or warranty set forth in any document or materials distributed to the public and/or filed with any governmental or regulatory authority or agency, (iii) any contract incident to SOURCE conducting its current or proposed business activity; or (d) any violation by SOURCE of any Federal, State or Local law, ordinance, regulation or order. INTEGRITAS, for good and valuable consideration hereby agrees to indemnify SOURCE from and against and in respect of any misrepresentations made by INTEGRITAS in representing SOURCE, unauthorized or unlawful use of confidential SOURCE's information obtained during the course of this Agreement, or any willful misconduct or gross negligence of INTEGRITAS in the performance of it's duties under this Agreement.

         11. Term: This Agreement shall remain in full force and effect for a term of one year. The parties may extend this Agreement from time to time as they may agree. Termination of this agreement, whether by mutual consent, expiration of the term or any extension, or for cause, shall not affect the compensation and incentive clauses of this Agreement. All compensation and incentive compensation paid, given or accepted by INTEGRITAS pursuant to this Agreement shall be considered earned as of the date of this Agreement, without consideration or contemplation of value for future or expected services.

         12. Termination: Either party may cancel this Agreement for cause (subject to the compensation provisions and paragraph 11) upon 10 days written notice and subject to the defaulting party's right to cure within 10 days from the time of notice. Cause shall be defined as bankruptcy or any assignment for the benefit of creditors, material breach of this Agreement, or any actions of either party that would compromise or jeopardize the good name and standing of the other.

         13. Non-Affiliation: Nothing herein shall be construed as creating a relationship of employer-employee, partners, joint ventures or other such or similar relationship between the parties. Each of the parties shall be wholly responsible for its own taxes, fees, expenses and costs of business, without contribution, indemnity from, or claim against the other, except as otherwise provided in this Agreement.

         14. Confidentiality: Each of the parties shall observe the principles of Confidentiality and Non-Circumvention, as those terms are generally accepted, defined and used in the business community.

         15.  Cooperation,  Diligence,  Disclosure  and  Disclaimer or Warranty:
SOURCE acknowledges and agrees that a great deal of time, cooperation, diligence and disclosure is necessary in order for the parties to accomplish their mutual goals.. SOURCE acknowledges and agrees that no representation or warranty concerning the successful outcome of any proposal or recommendation is or can be made. SOURCE acknowledges and understands that this is expressly true when approval of a governmental or regulatory authority or agency is needed in order for SOURCE to effect a proposed course of business which includes the possible intervention and institution by any governmental or regulatory authority or agency of any proceedings into the activities of the SOURCE or its principals. All statements of INTEGRITAS concerning any and all matters contemplated herein are statements of opinion only.

         16. Warranty that Agreement does not Contemplate Acts of a Finder, Underwriter, Broker, Dealer or Promoter: SOURCE acknowledges and agrees that no representations or warranty has been made by INTEGRITAS, it's associates, affiliates or any other person as to the successful outcome of any media, financial plan, private or public financing or other business plans put forth by INTEGRITAS, it's affiliates or associates. SOURCE further acknowledges and agrees that INTEGRITAS, it's affiliates and/or associates have not, and will not act or be considered to act as a finder, underwriter, broker, dealer or promoter of any of SOURCE's securities, either in private or public transactions. SOURCE represents and warrants that all payments and authorizations under this Agreement constitute compensation for services performed or to be performed and do not constitute an offer, payment, promise or authorization for payment to INTEGRITAS, or it's affiliates and/or associates to act as a finder, underwriter, broker, dealer or promoter of any of SOURCE's securities.

         17. Assignability: Either party may freely assign any or all of its rights granted under this Agreement, unless in so doing the specific intentions of the parties would be defeated or an onerous burden would be placed upon either. Neither party shall assign any obligation or duty imposed by this Agreement without the express written permission of the other.

         18. Ancillary Documents: The parties anticipate that several ancillary agreements and/or documents will need to be prepared and executed to facilitate their intentions as expressed in this Agreement. The parties shall cooperate to prepare, execute, register and effect any and all such documents in an expeditious manner consistent with sound business practices.

         19. Governing Law: It is the intention of the parties that this Agreement and the performance hereunder and all suits and special proceedings hereunder be construed in accordance with and under pursuant to the laws of the State of Nevada and that in any action, special proceeding or other proceedings that may be brought arising out of, in connection with or by reason of this Agreement, the laws of the State of Nevada shall be applicable and shall govern to the exclusion of the law of any other forum, without regard to the jurisdiction in which any action or special proceeding may be instituted.

         20. Severability: If any provision of this Agreement is held to be invalid, illegal, or unenforceable, then only that portion is void and shall not affect or impair, in any way, the validity, legality, or enforceability of the remainder of this Agreement.

         21. Counterparts: This Agreement may be executed in any number of counterparts, including FAX copies, each of which may be deemed an original and all of which together will constitute one and the same instrument.

         22. Conflicts of Interest: INTEGRITAS shall be free to perform services for other companies. However, INTEGRITAS will notify SOURCE of its performance or consulting services for any other persons which could conflict with it's obligations under this Agreement.

         23. Entire Understanding: This Agreement constitutes and embodies the entire understandings and agreements of the parties and supersedes and replaces all prior understandings, agreements and negotiations between the parties. This Agreement between the parties may not be modified except in writing and signed by the parties hereto.








IN WITNESS WHEREOF, the parties, with full and complete corporate authority, have executed this Agreement, consisting of 8 typewritten pages, including this signature page, as of the date first above written.


 /S/ Phillip Flynn
 --------------------------------------
 INTEGRITAS INC.
 By: Phillip Flynn, President


 /S/ Deren Smith
 --------------------------------------
 SOURCE DIRECT HOLDINGS, INC.
 By: Deren Smith, President